Exhibit 99.1

Press RELEASE
GMH Communities Trust
10 Campus Boulevard
Newtown Square, PA  19073

FOR IMMEDIATE RELEASE

GMH Communities Trust Files Quarterly Report on Form 10-Q and
Announces First Quarter 2006 Results
Investor Conference Call To Be Held on August 10, 2006
Updated Fourth Quarter/ Year End 2005 Supplemental Information Package to be Released
Update on Filing of Form 10-Q for Second Quarter 2006

NEWTOWN SQUARE, Pa., August 7, 2006 — GMH Communities Trust (NYSE:GCT), one of the leading providers of housing, lifestyle and community solutions for college students and members of the U.S. military and their families, announced today that it has filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2006 with the United States Securities and Exchange Commission, and reported results for the first quarter of 2006. Financial and operating highlights for this period, and other news relating to the Company, include the following:

First Quarter 2006 Results of Operations

The Company reported net income for the three months ended March 31, 2006 of $1.1 million, or $0.03 per diluted share, on total revenues of $66.6 million. FFO for the quarter was $12.2 million, or $0.17 per diluted share. FFO was adversely affected by approximately $2.6 million in costs relating to the Company’s Audit Committee investigation, or $0.03 per diluted share. These costs will continue to impact the Company’s results in the second and third quarters of 2006. The Company had 73,979,690 weighted-average diluted common shares and units of limited partnership interest outstanding for the three months ended March 31, 2006. Reconciliations of FFO to net income, and FFO per share to EPS, the most directly comparable GAAP measures, are included in a schedule accompanying this press release for the first quarter of 2006.

“We are pleased to report solid revenue performance for our first quarter of 2006, notwithstanding the many challenges that we faced during that period. Our student housing and military housing segments continued to show strong revenue growth during the quarter,” stated Gary M. Holloway, Sr., the Company’s Chairman, Chief Executive Officer and President. “We look forward to our investor conference call later this week, which will provide us with the opportunity to respond to shareholder questions regarding our 2005 audit process, and will enable management to share its views on the Company’s financial outlook and affirm our commitment to implementing strategies for creating long-term operational growth.”

Student Housing Summary

During the first quarter of 2006, the Company acquired six student housing properties located near six colleges and universities in six states, containing a total of 994 units and 2,750 beds, for an aggregate purchase price of $82.6 million. In addition, the Company provided management services for 16 student housing properties owned by others, containing a total of 3,136 units and 9,841 beds, and we provided pre-leasing services for two student housing properties owned by others which were under construction, and, when complete, will contain a total of 455 units and 1,938 beds.  Net income relating to the Company’s student housing segment was approximately $2.0 million, on total revenues of approximately $46.5 million, for the three months ended March 31, 2006, as compared to net income of approximately $1.3 million, on total revenues of approximately $28.0 million, for the three months ended March 31, 2005 (as restated).

Military Housing Summary

As of March 31, 2006, the Company earned fees for providing development, construction/renovation and management services to seven military housing projects, encompassing 18 military bases totaling 15,858 end-state housing units. This does not include the Company’s Fort Gordon project, which will contain approximately 887 end-state housing units, and Carlisle/Picatinny project, which will contain approximately 348 end-state housing units.  The Fort Gordon and Carlisle/Picatinny projects are each 50-year projects that received financing during the second and third quarters of 2006, respectively, to cover project costs estimated at $110 million and $79 million, respectively.  Net income relating to the Company’s military housing segment was approximately $2.9 million, on total revenues of approximately $20.0 million, for the three months ended March 31, 2006, as compared to net income of approximately $1.8 million, on total revenues of approximately $12.7 million, for the three months ended March 31, 2005 (as restated).

Investor Conference Call To Be Held on August 10, 2006

Management will conduct a conference call and live audio webcast at 10:00 a.m., Eastern time, on Thursday, August 10, 2006 to review the Company’s results for the fourth quarter and full year of 2005, as well as the first quarter of 2006.

The conference call dial-in number is 303-262-2006. An audio webcast of the conference call will be available to the public, on a listen-only basis, via the Internet at the Investor Relations section of the Company’s website at http://www.gmhcommunities.com or http://www.earnings.com. Please allow extra time, prior to the call, to visit the site and download the necessary software to listen to the Internet broadcast. A replay of the webcast also will be available at the Company’s website for 30 days following the call.

Supplemental Information

The Company will produce a supplemental information package that provides details regarding its operating performance, investing activities and overall financial position for the first quarter of 2006. A copy of this supplemental information package will be available on the Company’s website at www.gmhcommunities.com under the Investor Relations section.

In addition, the Company has added to its fourth quarter/year end 2005 supplemental information package a reconciliation of its previous guidance to actual reported 2005 FFO per diluted share. The reconciliation table will present a summary of the 2005 adjustments relating to revenue, expense and other items that resulted in the difference between the previous guidance and reported FFO amounts. This updated version of the supplemental information package will be available on Monday, August 7, 2006 and will be located on the Company’s website at www.gmhcommunities.com under the Investor Relations section.

Update on Filing of Form 10-Q for Second Quarter 2006

The Company is in the process of completing the financial statements and Form 10-Q for the second quarter of 2006, and expects the filing of the Form 10-Q to follow shortly. The Company previously announced that it has obtained a waiver from the lender syndicate under its credit facility to deliver unaudited financial statements for the second quarter of 2006 no later than September 15, 2006.

Non-GAAP Financial Measures

This press release contains non-GAAP (“Generally Accepted Accounting Principles”) information that is generally provided by most publicly traded REITS and that we believe may be of interest to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in a schedule accompanying this press release.

About GMH

GMH Communities Trust (http://www.gmhcommunities.com) is a publicly-traded Maryland real estate investment trust (REIT). We are a self-advised, self- managed, specialty housing company focused on providing housing to college and university students residing off-campus and to members of the U.S. military and their families residing on or near bases throughout the United States. GMH Communities also provides property management services to third-party owners of student housing properties, including colleges, universities, and other private owners. The Company, based in Newtown Square, PA, employs more than 1,700 people throughout the United States.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are based on our current expectations, estimates and projections about future events and financial trends affecting us are “forward-looking statements.” Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology, and include the timing of our filings with the Securities and Exchange Commission. These statements are inherently subject to risks and uncertainties, including risks relating to our business presented in our filings with the Securities and Exchange Commission. Forward-looking statements are made as of the date of this press release, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

For more information contact:

At the Company	Financial Relations Board
Kathleen M. Grim	Lisa Fortuna	Joe Calabrese
kgrim@gmh-inc.com	(Analyst Info)	(General)
610-355-8206	(312) 640-6779	(212) 827-3772
10 Campus Blvd.
Newtown Square, PA 19073

Gregory FCA Communications
(Media contact)
Greg Matusky
greg@gregoryfca.com
610.642.8253

GMH COMMUNITIES TRUST
 CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and number of shares)

	March 31, 2006	December 31, 2005
	(unaudited)
ASSETS
Real estate investments:
Student housing properties	$1,305,636	$1,210,255
Accumulated depreciation	37,521	29,039
	1,268,115	1,181,216
Corporate assets:
Corporate assets	8,597	8,178
Accumulated depreciation	652	565
	7,945	7,613
Cash and cash equivalents	9,628	2,240
Restricted cash	13,355	11,625
Accounts and other receivables, net:
Related party	18,157	19,191
Third party	3,061	2,925
Investments in military housing projects	38,638	37,828
Deferred contracts costs	1,677	1,063
Deferred financing costs, net	4,113	4,088
Lease intangibles, net	2,435	3,201
Deposits	1,972	2,856
Other assets	4,300	4,105
Total assets	$1,373,396	$1,277,951
LIABILITIES AND BENEFICIARIES’ EQUITY
Notes payable	$760,338	$692,069
Line of credit	75,000	36,000
Accounts payable	4,306	5,566
Accrued expenses	22,930	21,253
Dividends and distributions payable	16,227	16,227
Other liabilities	23,282	21,337
Total liabilities	902,083	792,452
Minority interest	182,347	188,633
Commitments and contingencies (Note 9)	—	—
Beneficiaries’ equity:
Common shares of beneficial interest, $0.001 par value; 500,000,000 shares authorized, 39,699,843 issued and outstanding at March 31, 2006 and December 31, 2005	40	40
Preferred shares—100,000,000 shares authorized, no shares issued or outstanding	—	—
Additional paid-in capital	325,127	325,455
Unearned share compensation	—	(320)
Cumulative earnings	7,450	6,310
Cumulative dividends	(43,651)	(34,619)
Total beneficiaries’ equity	288,966	296,866
Total liabilities and beneficiaries’ equity	$1,373,396	$1,277,951

GMH COMMUNITIES TRUST AND THE GMH PREDECESSOR ENTITIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in thousands, except share and per share information)

	Three Months Ended March 31,
	2006	2005
		(Restated)
Revenue:
Rent and other property income	$44,037	$25,841
Expense reimbursements:
Related party	13,380	8,087
Third party	1,336	1,274
Management fees:
Related party	2,039	1,867
Third party	1,008	537
Other fee income-related party	4,680	3,255
Other income	91	111
Total revenue	66,571	40,972
Operating Expenses:
Property operating expenses	18,205	10,068
Reimbursed expenses	14,716	9,361
Real estate taxes	4,201	2,012
Administrative expenses	3,765	2,942
Audit Committee special investigation expenses	2,575	—
Depreciation and amortization	10,349	7,725
Interest	10,954	5,357
Total operating expenses	64,765	37,465
Income before equity in earnings of unconsolidated entities, income taxes and minority interest	1,806	3,507
Equity in earnings of unconsolidated entities	1,216	486
Income before income taxes and minority interest	3,022	3,993
Income taxes	973	1,140
Income before minority interest	2,049	2,853
Minority interest	909	1,408
Net income	$1,140	$1,445

Earnings per common share—basic	$0.03	$0.05

Earnings per common share—diluted	$0.03	$0.05

Weighted-average shares outstanding during the period:
Basic	39,672,998	30,350,989
Diluted	73,979,690	61,642,027
Common share dividend declared per share	$0.2275	$0.2275

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

Funds From Operations

Funds from operations, or FFO, is a widely recognized measure of REIT performance. Although FFO is not a generally accepted accounting principle, or GAAP, financial measure, we believe that information regarding FFO is helpful to shareholders and potential investors. We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than we do. NAREIT defines FFO as net income (loss) before minority interest of unitholders, excluding gains (losses) on sales of depreciable operating property and extraordinary items (computed in accordance with GAAP), plus real estate related depreciation and amortization (excluding amortization of deferred financing costs), and after adjustment for unconsolidated partnerships and joint ventures. The GAAP measure that we believe to be most directly comparable to FFO, net income (loss), includes depreciation and amortization expenses, gains or losses on property sales and minority interest. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from our property operations. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in the financial tables included in the financial statements that we file with the Securities and Exchange Commission. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Diluted funds from operations per share (“Diluted FFO per share”)

Diluted FFO per share is (1) FFO adjusted to add back any convertible preferred share dividends and any other changes in FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged. However, the computation of Diluted FFO per share does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period. The Company believes that Diluted FFO per share is useful to investors because it provides investors with a further context for evaluating its FFO results in the same manner that investors use earnings per share in evaluating net income available to common shareholders. In addition, since most equity REITs provide Diluted FFO per share information to the investment community, the Company believes Diluted FFO per share is a useful supplemental measure for comparing the Company to other equity REITs. The Company believes that diluted EPS is the most directly comparable GAAP measure to Diluted FFO per share. Diluted FFO per share, as it is based on FFO, has most of the same limitations as FFO (described above); management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.

The following table presents a reconciliation of FFO to net income, and FFO per diluted share to diluted EPS, for the three months ended March 31, 2006 (in thousands, except for per share data):

Three Months Ended March 31, 2006
FUNDS FROM OPERATIONS (FFO):
Net income	$1,140

Add:
Minority interest	909
Depreciation on real property	8,518
Amortization of lease intangibles	1,669
FFO	$12,236

FFO per share/unit - basic	$0.17
Weighted-average shares/units outstanding — basic	71,300,285

FFO per share/unit - fully diluted	$0.17
Weighted-average shares/units outstanding — fully diluted	73,979,690

EPS — basic	$0.03
Weighted-average shares outstanding — basic	39,672,998

EPS - fully diluted	$0.03
Weighted-average shares outstanding - fully diluted	73,979,690